SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 13, 2006

AcuNetx, Inc.
(Exact name of the Company as specified in its charter)

Nevada	0-27857	88-0249812
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 S. McCaslin Blvd., Suite 300
Superior, CO 80027

(Address of principal executive offices)

The Company's telephone number, including area code:

(303) 494-1681

Section 7- Regulation FD

Item 7.01 Regulation FD Disclosure

Registrant plans to exhibit a Powerpoint presentation to prospective investors, in the form of Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

      99.1  Powerpoint Slides

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AcuNetx, Inc., a Nevada corporation

By:	/s/ Terry Knapp, Chief Executive Officer
Terry Knapp, Chief Executive Officer

Date: October 13, 2006